UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2015

Delcath Systems, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, 43rd Floor
New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 489-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Dr. Roger G. Stoll, Ph.D., previously the Executive Chairman of the Board of Directors of Delcath Systems, Inc. (the “Company”), was named Chairman of the Board effective October 1, 2015. On October 9, 2015, in connection with the determination to change Dr. Stoll’s designation, the Board of Directors of the Company (the “Board”) unanimously approved Dr. Stoll’s annual retainer fee as Chairman of the Board to be modified to $68,000, effective October 1, 2015, and in the future he will be entitled to receive such equity compensation as non-executive Board members pursuant to the Company’s 2009 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: October 15, 2015	By:	/s/ Jennifer K. Simpson
Jennifer K. Simpson
Director, President and Chief Executive Officer